UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2019

EyePoint Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA		02472
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2019, David Price notified EyePoint Pharmaceuticals, Inc. (the “Company”) of his decision to resign as Chief Financial Officer of the Company, effective August 9, 2019, in order to accept another employment opportunity. The Company expects that Mr. Price will continue to serve as Chief Financial Officer until after the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019.

Mr. Price’s decision to depart from the Company does not reflect any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Price for his many contributions and for his willingness to continue to assist the Company to ensure a smooth transition.

The Company has initiated a search for a new Chief Financial Officer and will announce Mr. Price’s successor once one has been hired.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains, or may contain, statements that are not historical facts and are therefore “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, beliefs, expectations and intentions and other statements identified by words such as “expect” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date: July 11, 2019	/s/ Nancy Lurker
Nancy Lurker
President and Chief Executive Officer